CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2020
CONVERTIBLE NOTES PAYABLE
10. CONVERTIBLE NOTES PAYABLE

The Company follows beneficial conversion feature guidance in ASC 470-20, which applies to convertible stock as well as convertible debt. A beneficial conversion feature is defined as a nondetachable conversion feature that is in the money at the commitment date. The beneficial conversion feature guidance requires recognition of the conversion option’s in-the-money portion, the intrinsic value of the option, in equity, with an offsetting reduction to the carrying amount of the instrument. The resulting discount is amortized as interest over the life of the instrument, if a stated maturity date exists, or to the earliest conversion date, if there is no stated maturity date. If the earliest conversion date is immediately upon issuance, the expense must be recognized at inception. When there is a subsequent change to the conversion ratio based on a future occurrence, the new conversion price may trigger the recognition of an additional beneficial conversion feature on occurrence.

During the year ended December 31, 2020, the Company entered several promissory notes with various investors of the Company with a face value of $1,050,000, $200,000 of which to a related party (“the Notes”). The Notes have an initial beneficial conversion feature valued at $336,300, which is recorded as a discount. The total discount on the Notes will be amortized over the life of the Notes and recorded as interest expense. For the year ended December 31, 2020, the Company has amortized $20,582 of the discount to interest expense. The notes have an interest rate of 8%. The principle and interest of the note is due in full during 2022 or can be converted into the Company’s common stock at a purchase price of the lesser of $0.40 per common share at any time after issuance or a 25% discount of the common stock price of a Qualified Offering.